Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)

FOURTH-QUARTER FISCAL YEAR 2017

EARNINGS ANNOUNCEMENT

PREPARED CFO REMARKS

CRA is providing these prepared remarks by CFO Chad Holmes in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.

As previously announced, the conference call will be held February 15, 2018 at 10:00 a.m. ET. These prepared remarks will not be read on the call.

Q4 Fiscal 2017 Summary (Quarter ended December 30, 2017)

•                  Revenue and non-GAAP revenue: $97.0 million

•                  Net loss: $2.3 million, or 2.3% of revenue; non-GAAP net income: $5.9 million, or 6.1% of revenue

•                  Loss per diluted share: $0.28; non-GAAP net income per diluted share: $0.70

•                  Operating margin: -0.7%; non-GAAP operating margin: 7.0%

•                  Effective tax rate: -151.8%; non-GAAP effective tax rate: 9.5%

•                  Utilization: 75%

•                  Cash and cash equivalents: $54.0 million at December 30, 2017

•                  Non-GAAP Adjusted EBITDA: $15.8 million, or 16.3% of non-GAAP revenue

•                  Consultant headcount at the end of Q4 of fiscal 2017: 631, which consists of 124 officers, 352 other senior staff and 155 junior staff

Revenue

For Q4 of fiscal 2017, revenue was $97.0 million, compared with revenue of $79.6 million for Q4 of fiscal 2016. Revenue for Q4 of fiscal 2017 and Q4 of fiscal 2016 included no contribution from GNU (formerly known as “NeuCo”; see the “Non-GAAP Financial Measures” section for more details).

For the full year fiscal 2017, revenue was $370.1 million, compared with $324.8 million for the full year fiscal 2016. Excluding GNU revenue from both periods, non-GAAP revenue for the full year fiscal 2017 was $370.1 million, compared with $324.0 million for the full year fiscal 2016.

Headcount

The following table outlines our consultant headcount at the end of the stated quarters:

	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016
Officers	124	128	123	126	119
Other Senior Staff	352	354	326	340	270
Junior Staff	155	157	151	161	151
Total	631	639	600	627	540

Utilization

For Q4 of fiscal 2017, companywide utilization was 75%, compared with 71% for Q4 of fiscal 2016.

For both the full year fiscal 2017 and the full year fiscal 2016, companywide utilization was 74%.

Client Reimbursables

For Q4 of fiscal 2017, on a GAAP and non-GAAP basis, client reimbursables were $12.0 million, or approximately 12.4% of revenue, compared with $9.0 million, or 11.3% of revenue, for Q4 of fiscal 2016.

For the full year fiscal 2017, on a GAAP and non-GAAP basis, client reimbursables represented $41.5 million, or approximately 11.2% of revenue, compared with $34.5 million, or 10.6% of revenue, and $34.4 million, or 10.6% of non-GAAP revenue for the full year fiscal 2016.

Contingent Liability

For Q4 of fiscal 2017, the estimated value of the contingent consideration obligation increased by $1.8 million to $5.1 million at December 30, 2017. The expense associated with the increased value of the contingent consideration obligation amounted to $2.8 million for the fiscal year ended December 30, 2017, compared with $0.1 million for the fiscal year ended December 31, 2016.

SG&A Expenses

For Q4 of fiscal 2017, SG&A expenses were $26.8 million, or 27.6% of revenue, compared with $17.8 million, or 22.4% of revenue, for Q4 of fiscal 2016. Included in SG&A expenses for Q4 of fiscal 2017 were $5.7 million of consideration paid in connection with the IQVIA transaction. On a non-GAAP basis, SG&A expenses were

$21.1 million, or 21.7% of non-GAAP revenue, for Q4 of fiscal 2017, compared with $17.9 million, or 22.5% of non-GAAP revenue, for Q4 of fiscal 2016.

For the full year fiscal 2017, SG&A expenses were $86.5 million, or 23.4% of revenue, compared with $70.6 million, or 21.7% of revenue, for the full year fiscal 2016. Included in SG&A expenses for the full year fiscal 2017 were $5.7 million of consideration paid in connection with the IQVIA transaction. On a non-GAAP basis, the full year fiscal 2017 SG&A expenses were $80.2 million, or 21.7% of non-GAAP revenue, compared with $69.5 million, or 21.4% of non-GAAP revenue, for the full year fiscal 2016.

Commissions to non-employee experts are included in SG&A expenses. On a GAAP and non-GAAP basis, these commissions represented approximately 2.7% and 3.2% of revenue for Q4 of fiscal 2017 and Q4 of fiscal 2016, respectively. Excluding these commissions, SG&A expenses were 24.9% and 19.2% of revenue for Q4 of fiscal 2017 and Q4 of fiscal 2016, respectively. Excluding these commissions, non-GAAP SG&A expenses were 19.0% and 19.3% of non-GAAP revenue for Q4 of fiscal 2017 and Q4 of fiscal 2016, respectively.

For the full year fiscal 2017, on a GAAP and non-GAAP basis, commissions to non-employee experts represented approximately 2.7% and 2.9% of revenue for fiscal 2017 and fiscal 2016, respectively. Excluding these commissions, SG&A expenses were 20.7% of revenue for the full year fiscal 2017, compared with 18.8% of revenue for the full year fiscal 2016. For the full year fiscal 2017, excluding these commissions, non-GAAP SG&A expenses were 19.0% of non-GAAP revenue for the full year fiscal 2017, compared with 18.5% of non-GAAP revenue for the full year fiscal 2016.

Depreciation & Amortization

For Q4 of fiscal 2017, on a GAAP and non-GAAP basis, depreciation and amortization expense was $2.3 million, or 2.4% of revenue, compared with $2.0 million, or 2.6% of revenue, for Q4 of fiscal 2016.

For the full year fiscal 2017, on a GAAP and non-GAAP basis, depreciation and amortization expense was $8.9 million, or 2.4% of both GAAP and non-GAAP revenue, compared with $7.9 million, or 2.4% of both GAAP and non-GAAP revenue, for the full year fiscal 2016.

Forgivable Loan Amortization

For Q4 of fiscal 2017, on a GAAP and non-GAAP basis, forgivable loan amortization was $4.8 million, or 4.9% of revenue, compared with $5.1 million, or 6.4% of revenue, for Q4 of fiscal 2016.

For the full year fiscal 2017, on a GAAP and non-GAAP basis, forgivable loan amortization was $19.8 million, or 5.3% of both GAAP and non-GAAP revenue,

compared with $19.2 million, or 5.9% of both GAAP and non-GAAP revenue, for the full year fiscal 2016.

Share-Based Compensation Expense

For Q4 of fiscal 2017, on a GAAP and non-GAAP basis, share-based compensation expense was approximately $2.0 million, or 2.0% of revenue, compared with $2.1 million, or 2.6% of revenue, for Q4 of fiscal 2016.

For the full year fiscal 2017, on a GAAP and non-GAAP basis, share-based compensation expense was approximately $6.6 million, or 1.8% of both GAAP and non-GAAP revenue, compared with $6.9 million, or 2.1% of both GAAP and non-GAAP revenue, for the full year fiscal 2016.

Operating Income (Loss)

For Q4 of fiscal 2017, operating loss was $0.6 million, or 0.7% of revenue, compared with operating income of $3.6 million, or 4.5% of revenue, for Q4 of fiscal 2016. Non-GAAP operating income was $6.8 million, or 7.0% of revenue, for Q4 of fiscal 2017, compared with $3.6 million, or 4.6% of revenue, for Q4 of fiscal 2016.

For the full year fiscal 2017, operating income was $15.8 million, or 4.3% of revenue, compared with $18.9 million, or 5.8% of revenue, for the full year fiscal 2016. Non-GAAP operating income was $24.6 million, or 6.6% of non-GAAP revenue, for the full year fiscal 2017, compared with $19.7 million, or 6.1% of non-GAAP revenue, for the full year fiscal 2016.

Interest and Other Expense, net

For Q4 of fiscal 2017, interest and other expense, net was $256,000 on a GAAP and non-GAAP basis. This compares with interest and other expense, net of $240,000 on a GAAP and non-GAAP basis for Q4 of fiscal 2016.

For the full year fiscal 2017, interest and other income, net was $600,000 on a GAAP basis and interest and other expense, net was $849,000 on a non-GAAP basis, compared with interest and other expense, net of $3.0 million on a GAAP basis and interest and other expense, net of $858,000 on a non-GAAP basis for the full year of fiscal 2016.

Income Taxes

The following table outlines our income tax provision recorded (in $000) and the resulting effective tax rates:

	GAAP		NON-GAAP
	Q4		Q4
	2017(1)	2016	2017	2016
Tax Provision	$1,363	$1,299	$620	$1,312
Effective Tax Rate	-151.8%	38.5%	9.5%	38.5%

	GAAP		NON-GAAP
	Full year		Full year
	2017(1)	2016	2017	2016
Tax Provision	$7,463	$7,656	$7,324	$7,360
Effective Tax Rate	49.2%	35.0%	30.9%	39.0%

(1)         The 2017 tax provision reflects the initial impact of the enactment of the Tax Cuts and Jobs Act (the “Tax Act”).  At December 30, 2017, the estimated remeasurement of CRA’s deferred tax assets and liabilities at the newly enacted U.S. corporate rate resulted in a $3.5 million charge to the tax provision.

Net Income (Loss)

For Q4 of fiscal 2017, net loss was $2.3 million, or 2.3% of revenue, or $0.28 loss per diluted share, compared with net income of $2.1 million, or 2.6% of revenue, or $0.24 per diluted share, for Q4 of fiscal 2016. Non-GAAP net income for Q4 of fiscal 2017 was $5.9 million, or 6.1% of non-GAAP revenue, or $0.70 per diluted share, compared with $2.1 million, or 2.6% of non-GAAP revenue, or $0.24 per diluted share, for Q4 of fiscal 2016.

For the full year fiscal 2017, net income was $7.6 million, or 2.1% of revenue, or $0.89 per diluted share, compared with net income of $12.9 million, or 4.0% of revenue, or $1.49 per diluted share, for the full year fiscal 2016. Non-GAAP net income for the full year fiscal 2017 was $16.4 million, or 4.4% of non-GAAP revenue, or $1.91 per diluted share, compared with non-GAAP net income of $11.5 million, or 3.6% of non-GAAP revenue, or $1.33 per diluted share, for the full year fiscal 2016.

Non-GAAP Adjusted EBITDA

For Q4 of fiscal 2017, non-GAAP Adjusted EBITDA was $15.8 million, or 16.3% of non-GAAP revenue, compared with $12.9 million, or 16.2% of non-GAAP revenue, for Q4 of fiscal 2016.

For the full year fiscal 2017, non-GAAP Adjusted EBITDA was $59.9 million, or 16.2% of non-GAAP revenue, compared with $53.6 million, or 16.6% of non-GAAP revenue, for the full year fiscal 2016.

See the exhibit to CRA’s press release and the information provided below under the heading “Non-GAAP Financial Measures” for more details regarding the calculation of non-GAAP Adjusted EBITDA.

Constant Currency Basis

Q4 2017 revenue was $97.0 million, and Q4 2017 net loss was $2.3 million, or 2.3% of revenue, or $0.28 loss per diluted share.  On a constant currency basis relative to Q4 of fiscal 2016, Q4 of fiscal 2017 revenue would have decreased by approximately $1.2 million to $95.8 million, net loss would have decreased by approximately $0.1 million to

$2.2 million, and loss per diluted share would have decreased by approximately $0.01 to $0.27 loss per diluted share.

Fiscal 2017 revenue was $370.1 million, and fiscal 2017 net income was $7.6 million, or 2.1% of revenue, or $0.89 per diluted share. On a constant currency basis relative to fiscal 2016, fiscal 2017 revenue would have increased by approximately $2.5 million to $372.6 million, and fiscal 2017 net income would have increased by approximately $0.6 million to $8.2 million, or 2.2% of revenue, or by approximately $0.06 per diluted share to $0.95 per diluted share.

Q4 of fiscal 2017, non-GAAP revenue was $97.0 million, and Q4 of fiscal 2017 non-GAAP net income was $5.9 million, or 6.1% of revenue, or $0.70 per diluted share, and non-GAAP Adjusted EBITDA was $15.8 million, or 16.3% of non-GAAP revenue.  On a constant currency basis relative to Q4 of fiscal 2016, Q4 of fiscal 2017 non-GAAP revenue would have decreased by approximately $1.2 million to $95.8 million, while Q4 of fiscal 2017 non-GAAP net income and non-GAAP Adjusted EBITDA would have remained unchanged.

Fiscal 2017 non-GAAP revenue was $370.1 million, and fiscal 2017 non-GAAP net income was $16.4 million, or 4.4% of revenue, or $1.91 per diluted share, and non-GAAP Adjusted EBITDA was $59.9 million, or 16.2% of non-GAAP revenue. On a constant currency basis relative to fiscal 2016, fiscal 2017 non-GAAP revenue would have increased by approximately $2.5 million to $372.6 million, fiscal 2017 non-GAAP net income would have increased by $0.6 million to $17.0 million, or 4.6% of revenue, or by $0.07 per diluted share to $1.98 per diluted share, and fiscal 2017 non-GAAP Adjusted EBITDA would have increased by approximately $0.8 million to $60.7 million, or 16.3% of non-GAAP revenue.

A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.

Key Balance Sheet Metrics

Billed and unbilled receivables at December 30, 2017 were $113.3 million, compared with $91.8 million at December 31, 2016. Current liabilities at December 30, 2017 were $122.0 million, compared with $94.1 million at December 31, 2016.

Total DSO for Q4 of fiscal 2017 were 101 days, consisting of 69 days of billed and 32 days of unbilled. This compares with 102 days we reported for Q4 of fiscal 2016, consisting of 73 days of billed and 29 days of unbilled.

Cash and Cash Flow

Cash and cash equivalents were $54.0 million at December 30, 2017, compared with $53.5 million at December 31, 2016.

Cash flow from operations for Q4 fiscal 2017 was $38.3 million, compared with $31.9 million for Q4 fiscal 2016. For the full year fiscal 2017, cash flow from operations was $45.9 million, compared with $48.2 million for the full year fiscal 2016.

Capital expenditures totaled approximately $4.4 million for Q4 of fiscal 2017, compared with $1.2 million for Q4 of fiscal 2016. Capital expenditures totaled approximately $9.8 million during fiscal 2017, compared with $13.0 million during fiscal 2016.

For Q4 of fiscal 2017 and Q4 of fiscal 2016, no shares of common stock were repurchased. For the full year fiscal 2017, approximately 555,000 shares of common stock were repurchased for approximately $19.5 million, compared with approximately 785,000 shares of common stock for approximately $19.1 million for the full year fiscal 2016.

A quarterly cash dividend of $0.17 per common share, for total dividends of $1.5 million, was paid in Q4 of fiscal 2017, compared with a quarterly cash dividend of $0.14 per common share, for total dividends of $1.2 million, which was paid in Q4 of fiscal 2016. For the full year fiscal 2017, $5.1 million of dividends were paid compared to $1.2 million paid for the full year fiscal 2016.

NON-GAAP FINANCIAL MEASURES

In addition to reporting its financial results in accordance with U.S. generally accepted accounting principles, or GAAP, CRA has also provided in these remarks and accompanying financial tables non-GAAP financial information. CRA believes that the use of non-GAAP measures in addition to GAAP measures is a useful method of evaluating its results of operations. CRA believes that presenting its financial results excluding the results of GNU123 Liquidating Corporation (“GNU”) formerly known as “NeuCo,” certain non-cash and/or non-recurring charges, and the other items identified below, and including presentations of Adjusted EBITDA and comparisons on a constant currency basis, is important to investors and management because they are more indicative of CRA’s ongoing operating results and financial condition. CRA also uses these non-GAAP measures in its budgeting process, as performance criteria for some of its performance-based compensation, and in loan covenants. These non-GAAP financial measures should be considered in conjunction with, but not as a substitute for, the financial information presented in accordance with GAAP, and the results calculated in accordance with GAAP and reconciliations to those results should be carefully evaluated. The non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Specifically, for the fourth quarter of fiscal 2017, and the full year fiscal 2017, CRA has excluded GNU’s results; the effects of changes to contingent consideration liabilities; consideration paid in connection with the IQVIA transaction; and the estimated impact of the Tax Act, and for the fourth quarter of fiscal 2016 and the full year fiscal 2016, CRA has excluded GNU’s results and the effects of changes to contingent consideration liabilities. Also, in calculating “Adjusted EBITDA” from net income (loss) attributable to CRA for these fiscal periods, CRA has excluded net income (loss) attributable to noncontrolling interests (net of tax); interest expense (income), net; provision for income taxes; other (income) expense, net; and the following non-cash expenses: depreciation and amortization, share-based compensation expenses, and amortization of forgivable loans.

Finally, CRA also believes that fluctuations in foreign currency exchange rates can significantly affect its financial results. Therefore, CRA provides a constant currency presentation to supplement disclosures regarding its results of operations and performance. CRA calculates constant currency amounts by converting its applicable fiscal period local currency financial results using the prior fiscal year’s corresponding period exchange rates. CRA has presented in these remarks its GAAP and non-GAAP revenue, net income, net income margin, and earnings per diluted share, and its non-GAAP Adjusted EBITDA and Adjusted EBITDA margin for the fourth quarter of fiscal 2017 on a constant currency basis relative to the fourth quarter of fiscal 2016 and for the full year fiscal 2017 on a constant currency basis relative to the full year of fiscal 2016.

A reconciliation between the historical GAAP and non-GAAP financial measures presented in these remarks is provided in CRA’s fourth-quarter fiscal 2017 press release posted to the Investor Relations section of CRA’s website at http://www.crai.com and in the financial tables below.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE QUARTER ENDED DECEMBER 30, 2017 COMPARED TO THE QUARTER ENDED DECEMBER 31, 2016

(In thousands, except per share data)

	Quarter Ended December 30, 2017								Quarter Ended December 31, 2016
			GAAP	Adjustments to				Non-GAAP		GAAP	Adjustments to		Non-GAAP
	GAAP		% of	GAAP Results			Non-GAAP	% of	GAAP	% of	GAAP Results	Non-GAAP	% of
	Results		Revenues	Acquisitions (1)	IQVIA Transaction (2)	Tax Act (3)	Results	Revenues	Results	Revenues	Acquisitions (1)	Results	Revenues

Revenues	$97,016		100.0%	$—	$—	$—	$97,016	100.0%	$79,569	100.0%	$—	$79,569	100.0%
Cost of services (exclusive of depreciation and amortization)	68,606		70.7%	1,762	—	—	66,844	68.9%	56,083	70.5%	69	56,014	70.4%
Selling, general and administrative expenses	26,759		27.6%	10	5,657	—	21,092	21.7%	17,836	22.4%	(40)	17,876	22.5%
Depreciation and amortization	2,293		2.4%	—	—	—	2,293	2.4%	2,035	2.6%	—	2,035	2.6%
Income (loss) from operations	(642)		-0.7%	(1,772)	(5,657)	—	6,787	7.0%	3,615	4.5%	29	3,644	4.6%

Interest and other income (expense), net	(256)		-0.3%	—	—	—	(256)	-0.3%	(240)	-0.3%	—	(240)	-0.3%
Income (loss) before provision for income taxes and noncontrolling interest	(898)		-0.9%	(1,772)	(5,657)	—	6,531	6.7%	3,375	4.2%	(29)	3,404	4.3%
Provision for income taxes	(1,363)		-1.4%	888	1,885	(3,516)	(620)	-0.6%	(1,299)	-1.6%	13	(1,312)	-1.6%
Net income (loss)	(2,261)		-2.3%	(884)	(3,772)	(3,516)	5,911	6.1%	2,076	2.6%	(16)	2,092	2.6%
Net (income) loss attributable to noncontrolling interests, net of tax	5		0.0%	5	—	—	—	0.0%	(18)	0.0%	(18)	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$(2,256)		-2.3%	$(879)	$(3,772)	$(3,516)	$5,911	6.1%	$2,058	2.6%	$(34)	$2,092	2.6%

Net Income (loss) per share attributable to CRA International, Inc.:							$0.72		$0.25			$0.25
Basic	$(0.27)						$0.70		$0.24			$0.24
Diluted	$(0.28	)(a)

Weighted average number of shares outstanding:							8,171		8,269			8,269
Basic	8,171						8,395		8,443			8,443
Diluted	8,171	(a)

(a) For the quarter ended December 30, 2017, the Treasury Stock method was utilized for diluted EPS given the net loss attributable to CRA International, Inc.

(1) These adjustments relate principally to valuation changes in contingent consideration, as well as activity from GNU123 Liquidating Corporation (“GNU”).

(2) These adjustments include consideration paid in connection with the IQVIA transaction.

(3) Amount represents the estimated impact of the Tax Cuts and Jobs Act (“Tax Act”), which may change as additional guidance and information become available.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE YEAR-TO-DATE PERIOD ENDED DECEMBER 30, 2017 COMPARED TO THE YEAR-TO-DATE PERIOD ENDED DECEMBER 31, 2016

(In thousands, except per share data)

	Year-To-Date Period Ended December 30, 2017							Year-To-Date Period Ended December 31, 2016
		GAAP	Adjustments to				Non-GAAP		GAAP	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results			Non-GAAP	% of	GAAP	% of	GAAP Results	Non-GAAP	% of
	Results	Revenues	Acquisitions (1)	IQVIA Transaction (2)	Tax Act (3)	Results	Revenues	Results	Revenues	Acquisitions (1)	Results	Revenues

Revenues	$370,075	100.0%	$—	$—	$—	$370,075	100.0%	$324,779	100.0%	$826	$323,953	100.0%
Cost of services (exclusive of depreciation and amortization)	258,829	69.9%	2,488	—	—	256,341	69.3%	227,380	70.0%	524	226,856	70.0%
Selling, general and administrative expenses	86,537	23.4%	650	5,657	—	80,230	21.7%	70,584	21.7%	1,103	69,481	21.4%
Depreciation and amortization	8,945	2.4%	—	—	—	8,945	2.4%	7,896	2.4%	—	7,896	2.4%
Income (loss) from operations	15,764	4.3%	(3,138)	(5,657)	—	24,559	6.6%	18,919	5.8%	(801)	19,720	6.1%

Interest and other income (expense), net	(600)	-0.2%	249	—	—	(849)	-0.2%	2,970	0.9%	3,828	(858)	-0.3%
Income (loss) before provision for income taxes and noncontrolling interest	15,164	4.1%	(2,889)	(5,657)	—	23,710	6.4%	21,889	6.7%	3,027	18,862	5.8%
Provision for income taxes	(7,463)	-2.0%	1,492	1,885	(3,516)	(7,324)	-2.0%	(7,656)	-2.4%	(296)	(7,360)	-2.3%
Net income (loss)	7,701	2.1%	(1,397)	(3,772)	(3,516)	16,386	4.4%	14,233	4.4%	2,731	11,502	3.6%
Net (income) loss attributable to noncontrolling interests, net of tax	(77)	0.0%	(77)	—	—	—	0.0%	(1,345)	-0.4%	1,345	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$7,624	2.1%	$(1,474)	$(3,772)	$(3,516)	$16,386	4.4%	$12,888	4.0%	$1,386	$11,502	3.6%

Net Income per share attributable to CRA International, Inc.:
Basic	$0.91					$1.96		$1.50			$1.34
Diluted	$0.89					$1.91		$1.49			$1.33

Weighted average number of shares outstanding:
Basic	8,292					8,292		8,503			8,503
Diluted	8,497					8,497		8,601			8,601

(1) These adjustments relate principally to valuation changes in contingent consideration, and certain 2017 impairment charges, as well as activity from GNU123 Liquidating Corporation (“GNU”).

(2) These adjustments include consideration paid in connection with the IQVIA transaction.

(3) Amount represents the estimated impact of the Tax Cuts and Jobs Act (“Tax Act”), which may change as additional guidance and information become available.

CRA INTERNATIONAL, INC.

UNAUDITED ADJUSTED EBITDA INCLUDING A RECONCILIATION TO NON-GAAP ADJUSTED EBITDA

FOR THE FISCAL QUARTER ENDED DECEMBER 30, 2017 COMPARED TO THE FISCAL QUARTER ENDED DECEMBER 31, 2016

(In thousands)

	Quarter Ended December 30, 2017							Quarter Ended December 31, 2016
		GAAP	Adjustments to				Non-GAAP		GAAP	Adjustments to		Non-GAAP
		% of	GAAP Results				% of		% of	GAAP Results		% of
	GAAP	Revenues	Acquisitions (1)	IQVIA Transaction (2)	Tax Act (3)	Non-GAAP	Revenues	GAAP	Revenues	Acquisitions (1)	Non-GAAP	Revenues

Revenues	$97,016	100.0%	$—	$—	$—	$97,016	100.0%	$79,569	100.0%	$—	$79,569	100.0%

Net income (loss) attributable to CRA International, Inc.	$(2,256)	-2.3%	$(879)	$(3,772)	$(3,516)	$5,911	6.1%	$2,058	2.6%	$(34)	$2,092	2.6%
Net (income) loss attributable to noncontrolling interests, net of tax	(5)	0.0%	(5)	—	—	—	0.0%	18	0.0%	18	—	0.0%
Net income (loss)	(2,261)	-2.3%	(884)	(3,772)	(3,516)	5,911	6.1%	2,076	2.6%	(16)	2,092	2.6%
Interest expense, net	123	0.1%	—	—	—	123	0.1%	113	0.1%	—	113	0.1%
Provision for income taxes	1,363	1.4%	(888)	(1,885)	3,516	620	0.6%	1,299	1.6%	(13)	1,312	1.6%
Depreciation and amortization	2,293	2.4%	—	—	—	2,293	2.4%	2,035	2.6%	—	2,035	2.6%
EBITDA	1,518	1.6%	(1,772)	(5,657)	—	8,947	9.2%	5,523	6.9%	(29)	5,552	7.0%
Share-based compensation expenses	1,982	2.0%	—	—	—	1,982	2.0%	2,080	2.6%	—	2,080	2.6%
Amortization of forgivable loans	4,782	4.9%	—	—	—	4,782	4.9%	5,127	6.4%	—	5,127	6.4%
Other (income) expense, net	133	0.1%	—	—	—	133	0.1%	126	0.2%	—	126	0.2%
Adjusted EBITDA	$8,415	8.7%	$(1,772)	$(5,657)	$—	$15,844	16.3%	$12,856	16.2%	$(29)	$12,885	16.2%

	Year-To-Date Period Ended December 30, 2017							Year-To-Date Period Ended December 31, 2016
		GAAP	Adjustments to				Non-GAAP		GAAP	Adjustments to		Non-GAAP
		% of	GAAP Results				% of		% of	GAAP Results		% of
	GAAP	Revenues	Acquisitions (1)	IQVIA Transaction (2)	Tax Act (3)	Non-GAAP	Revenues	GAAP	Revenues	Acquisitions (1)	Non-GAAP	Revenues

Revenues	$370,075	100.0%	$—	$—	$—	$370,075	100.0%	$324,779	100.0%	$826	$323,953	100.0%

Net income (loss) attributable to CRA International, Inc.	$7,624	2.1%	$(1,474)	$(3,772)	$(3,516)	$16,386	4.4%	$12,888	4.0%	$1,386	$11,502	3.6%
Net (income) loss attributable to noncontrolling interests, net of tax	77	0.0%	(77)	—	—	154	0.0%	1,345	0.4%	1,345	—	0.0%
Net income (loss)	7,701	2.1%	(1,397)	(3,772)	(3,516)	16,386	4.4%	14,233	4.4%	2,731	11,502	3.6%
Interest expense, net	484	0.1%	—	—	—	484	0.1%	470	0.1%	7	463	0.1%
Provision for income taxes	7,463	2.0%	(1,492)	(1,885)	3,516	7,324	2.0%	7,656	2.4%	296	7,360	2.3%
Depreciation and amortization	8,945	2.4%	—	—	—	8,945	2.4%	7,896	2.4%	—	7,896	2.4%
EBITDA	24,593	6.6%	(2,889)	(5,657)	—	33,139	9.0%	30,255	9.3%	3,034	27,221	8.4%
Share-based compensation expenses	6,610	1.8%	—	—	—	6,610	1.8%	6,866	2.1%	—	6,866	2.1%
Amortization of forgivable loans	19,777	5.3%	—	—	—	19,777	5.3%	19,150	5.9%	—	19,150	5.9%
Other (income) expense, net	116	0.0%	(250)	—	—	366	0.1%	(3,440)	-1.1%	(3,836)	396	0.1%
Adjusted EBITDA	$51,096	13.8%	$(3,139)	$(5,657)	$—	$59,892	16.2%	$52,831	16.3%	$(802)	$53,633	16.6%

(1) These adjustments relate principally to valuation changes in contingent consideration, and certain Q2 2017 impairment charges, as well as activity from GNU123 Liquidating Corporation (“GNU”).
(2) These adjustments include consideration paid in connection with the IQVIA transaction.
(3) Amount represents the estimated impact of the Tax Cuts and Jobs Act (“Tax Act”), which may change as additional guidance and information become available.

 CRA INTERNATIONAL, INC.

 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

 (In thousands)

	December 30,	December 31,
	2017	2016

Assets
Cash and cash equivalents	$54,035	$53,530
Accounts receivable and unbilled, net	113,333	91,789
Other current assets	16,913	25,192
Total current assets	184,281	170,511

Property and equipment, net	44,643	36,381
Goodwill and intangible assets, net	98,208	77,449
Other assets	34,625	39,301
Total assets	$361,757	$323,642

Liabilities and shareholders’ equity
Current liabilities	$121,981	$94,100
Long-term liabilities	32,547	21,659
Total liabilities	154,528	115,759

Total shareholders’ equity	207,229	207,883
Total liabilities and shareholders’ equity	$361,757	$323,642

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Fiscal Year-To-Date	Fiscal Year-To-Date
	December 30,	December 31,
	2017	2016
Operating activities:
Net income	$7,701	$14,233
Adjustments to reconcile net income to net cash provided by operating activities, net of effect of acquired businesses:
GNU gain on sale of business	(250)	(3,836)
Noncash items, net	23,963	26,676
Accounts receivable and unbilled services	(21,998)	(9,020)
Working capital items, net	36,442	20,110
Net cash provided by operating activities	45,858	48,163

Investing activities:
Consideration relating to acquisitions, net	(16,163)	—
Purchases of property and equipment	(9,757)	(13,023)
GNU cash proceeds from sale of business assets	250	1,100
Net cash used in investing activities	(25,670)	(11,923)

Financing activities:
Issuance of common stock, principally stock option exercises	6,420	2,853
Borrowings under line of credit	11,500	7,500
Payments under line of credit	(11,500)	(7,500)
Payments on notes payable	—	(75)
Tax withholding payments reimbursed by restricted shares	(3,262)	(1,880)
Excess tax benefits from share based compensation	—	393
Cash paid on dividend equivalents	(121)	—
Cash dividend paid to shareholders	(4,941)	(1,166)
Repurchases of common stock	(19,528)	(19,315)
Distribution to noncontrolling interest	(419)	—
Net cash used in financing activities	(21,851)	(19,190)

Effect of foreign exchange rates on cash and cash equivalents	2,168	(1,659)

Net increase in cash and cash equivalents	505	15,391
Cash and cash equivalents at beginning of period	53,530	38,139

Cash and cash equivalents at end of period	$54,035	$53,530

Noncash investing and financing activities:
Issuance of common stock for acquired business	$3,044	$44
Purchases of property and equipment not yet paid for	$3,514	$118
Purchases of property and equipment paid by a third party	$1,640	$92
Asset retirement obligations	$120	$844
Supplemental cash flow information:
Cash paid for income taxes	$7,424	$6,184
Cash paid for interest	$314	$405